UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7 , 2007

RADISYS CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5445 NE Dawson Creek Drive Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 615-1100

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 7, 2007, RadiSys Corporation, an Oregon corporation (the “Company”), entered into a definitive agreement (the “Purchase Agreement”) with Intel Corporation, a Delaware corporation (“Intel”), pursuant to which the Company agreed to acquire certain assets of Intel’s modular communications platform business, including products in the Advanced Telecommunications Architecture (ATCA) lines. The aggregate consideration for the acquisition will consist of a purchase price of $25 million plus $6.75 million of inventory and other considerations. Under the terms of the Purchase Agreement, the transaction is expected to close in September 2007, subject to various closing conditions. In connection with the acquisition, the parties will enter into several ancillary agreements, including a transition services agreement, a warranty services agreement and an intellectual property agreement, intended to facilitate a smooth transition of the business to the Company.

The statement above regarding the timing of the expected closing of the acquisition constitutes a forward-looking statement within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. This forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those anticipated, including risks relating to satisfaction of the conditions to closing of the acquisition and other risks associated with whether the closing might be delayed or not occur. For other factors that could cause the Company’s results to vary from expectations, please see the risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including its quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2007. The Company undertakes no obligation to revise or update publicly any forward-looking statements.

Item 7.01	Regulation FD Disclosure

On September 10, 2007, the Company issued a press release announcing its entry into the Purchase Agreement. A copy of the press release is furnished pursuant to Regulation FD as Exhibit 99.1 to this report.

In addition, the Company believes that the acquisition of this business from Intel will result in positive cash flow within two full quarters after the close.

The information contained in Item 7.01 of this report and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated September 10, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADISYS CORPORATION

Date: September 10, 2007	By:	/s/ Brian Bronson
Brian Bronson
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated September 10, 2007